LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlusSM Product Suite, Lincoln ChoicePlusSM II Product Suite,
Lincoln ChoicePlus AssuranceSM Product Suite, Lincoln ChoicePlusSM Advisory,
Lincoln ChoicePlusSM Design, Lincoln ChoicePlusSM Fusion,
Lincoln ChoicePlus AssuranceSM Series, Lincoln ChoicePlusSM Signature,
Lincoln Investor Advantage® Product Suite

Supplement dated July 11, 2025 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2025

This Supplement to your summary prospectus outlines changes to certain investment options under your individual annuity contract.  All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) on June 3-4, 2025, the Board approved the appointment of Franklin Advisers, Inc. as the new sub-adviser to the LVIP Macquarie Bond Fund (the “Fund”), effective on or about August 8, 2025 (“Effective Date”). The Fund’s name will be changed as of the Effective Date, as noted below, and all references to the Fund’s name will be revised accordingly. The Fund’s investment objective, fee and average total returns will remain the same. All other information about the fund, including the principal investment strategies, can be found in the fund’s prospectus.

NEW FUND NAME	FORMER FUND NAME

LVIP Franklin Templeton Core Bond Fund	LVIP Macquarie Bond Fund

You can obtain information by contacting your registered representative, online at www.lfg.com/vaprospectus, or by sending an email request to CustServSupportTeam@lfg.com.
Please retain this supplement for future reference.